SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 9, 2001

                            Cox Communications, Inc.
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                              --------------------
         (State or other jurisdiction of incorporation or organization)



                  1-6590                               58-2112288
              -------------                       -------------------
        (Commission File Number)        (I.R.S. Employer Identification Number)


                1400 Lake Hearn Drive
                  Atlanta, Georgia                        30319
        ------------------------------------           ------------
      (Address of principal executive offices)         (Zip Code)


                                 (404) 843-5000
                             -----------------------
              (Registrant's telephone number, including area code)





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Item 5.           Other Events.

         This Current Report on Form 8-K is being filed to incorporate by reference certain documents into Cox's registration statement on Form S-3 (Registration No. 333-54450) in connection with the sale by Cox on March 9, 2001 of $500,000,000 aggregate principal amount of 6 3/4% Notes due 2011 (the "Notes"). For information about the Notes and the offering of the Notes, see Cox's final prospectus supplement, dated March 6, 2001, as filed with the SEC pursuant to Rule 424(b)(5) on March 8, 2001.

Item 7.           Financial Statements and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)        Exhibits:

                    1.1 Purchase Agreement, dated as of March 6, 2001, between Cox Communications, Inc., and Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters, relating to the issuance and sale of the Notes.

                    4.1 Indenture, dated as of June 27, 1995, between Cox Communications, Inc. and the Bank of New York, as
                         trustee (incorporated by reference to Cox's registration statement on Form S-1, file no. 33-99116).

                    4.2  Form of Notes.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COX COMMUNICATIONS, INC.


Dated:  March 12, 2001                      By: /s/ Mark W. Major
                                               ----------------------------
                                                Mark W. Major
                                                Treasurer